Series 1997-2 Owner Trust Calculations
Due Period	February 2004
Payment Date	Mar 15, 2004

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections	125,103,853.27
(b) Series Participation Interest Charge Offs	0.00
(c) Lesser of Excess Interest and Carryover Charge offs	0.00

Accelerated Principal Payment	0.00

Series Participation Interest Monthly Interest	243,257.49

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)	22,824.73
Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)	22,006.92
Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)	33,623.55
Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)	24,857.42
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)	21,990.99

Principal up to Optimum Monthly Principal Balance
Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)	23,880,616.31
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)	0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)	0.00
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)	0.00

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)	0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)	0.00
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)	27,789.02

Principal up to Accelerated Principal Payment Amout
Pay Class A-1 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)	0.00
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)	0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(c)	0.00
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(d)	0.00
Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)	0.00
Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)	0.00
Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)	0.00
Pay Class B to zero- Sec. 3.05(a)(v)(h)	0.00

Principal up to Optimal Monthly Principal
Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)	0.00
Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)	21,195,447.94
Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)	30,000,000.00
Pay Class B to zero- Sec. 3.05(a)(vi)(d)	19,000,000.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(e)	14,000,000.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(f)	17,000,000.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)	117,953.88

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)	27,789.02
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)	17,000,000.00

To Designated Certificate Holder up to total Accelerated Principal Payments	0.00
To Designated Certificate Holder up to Holdback Amount	0.00
To HCLC any remaining amounts	17,027,789.02

Principal paid to the Designated Certificate	140,000.01

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD CONSUMER LOAN CORPORATION
HOUSEHOLD CONSUMER LOAN TRUST 1997-2

The undersigned, a duly authorized representative of Household Finance Corporation, as Administrator
( the "Administrator" ), pursuant to a Trust Agreement dated as of September 1, 1995 (the "Trust Agreement"), by and among Household Consumer Loan Corporation , as Seller, and JPMorgan Chase Bank (successor to
The Chase Manhattan Bank Delaware, successor to The Chase Manhattan Bank (USA) as Owner Trustee,
Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the
Trust Agreement.

2. Household Finance Corporation is, as of the date hereof, the Administrator under the Trust Agreement
.
3. The undersigned is an Authorized Officer.

4. This Certificate relates to the Payment Date occurring on March 15, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the Administrator has performed in all material respects all its obligations under the Trust Agreement through the Due Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Payment Date.

7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the trust assets other than pursuant to the Indenture.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 11th day of March, 2004.

HOUSEHOLD FINANCE CORPORATION

as Administrator,

BY: /s/ STEVE SMITH
An Authorized Officer